NEXPOINT REAL ESTATE FINANCE

NYSE:NREF

4Q 2023 Financial Supplement

February 29, 2024

CONTACT

NEXPOINT REAL ESTATE FINANCE
(NYSE:NREF)
300 Crescent Court, Suite 700
Dallas, Texas 75201
(w) nref.nexpoint.com

INVESTOR RELATIONS
Kristen Thomas
(p) 214.908.1854
(e) kthomas@nexpoint.com

Cautionary Statements

FORWARD LOOKING STATEMENTS

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current expectations, assumptions and beliefs. Forward-looking statements can often be identified by words such as "anticipate", "believe", "estimate", "expect," "intend," "may", "should" and similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the Company's business and industry in general, estimated first quarter of 2024 book value per share, guidance for financial results for the first quarter of 2024, including the Company's estimated net income, earnings available for distribution ("EAD"), cash available for distribution ("CAD"), dividend coverage ratios and related assumptions and estimates, and portfolio commentary, including the resiliency of SFR and life science demand. They are not guarantees of future results and forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement, including those described in greater detail in our filings with the Securities and Exchange Commission (the "SEC"), particularly those described in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the Company's Annual Reports on Form 10-K and the Company's other filings with the SEC for a more complete discussion of risks and other factors that could affect any forward-looking statement. The statements made herein speak only as of the date of this presentation and except as required by law, the Company does not undertake any obligation to publicly update or revise any forward-looking statements.

NON-GAAP FINANCIAL MEASURES

This presentation contains non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measures used within this presentation are EAD and CAD.

EAD is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. Net income (loss) attributable to common stockholders may also be adjusted for the effects of certain GAAP adjustments and transactions that may not be indicative of our current operations. In addition, EAD in this presentation includes the dilutive effect of non-controlling interests. We use EAD to evaluate our performance and to assess our long-term ability to pay distributions. We believe providing EAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our long-term ability to pay distributions. We also use EAD as a component of the management fee paid to NREA, our manager. EAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of EAD may not be comparable to EAD reported by other REITs. Starting in Q3 2023, the Company adjusted EAD to remove the (Income)/Losses from equity method investments as they represent changes in the equity value of our investments rather than distributable earnings. The Company will include income from equity method investments to the extent that we receive cash distributions and upon realizing gains and/or losses.

We calculate CAD by adjusting EAD by adding back amortization of premiums, depreciation and amortization of real estate investment and amortization of deferred financing costs and by removing accretion of discounts. We use CAD to evaluate our performance and our current ability to pay distributions. We also believe that providing CAD as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance and our current ability to pay distributions. CAD does not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of our GAAP cash flows from operating activities, a measure of our liquidity or an indication of funds available for our cash needs. Our computation of CAD may not be comparable to CAD reported by other REITs.

ADDITIONAL INFORMATION

For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, nref.nexpoint.com, under the "Financials" tab. Fourth quarter 2023, dividend coverage amounts exclude special dividend amounts.

NexPoint Real Estate Finance

Company Overview

NexPoint Real Estate Finance, Inc. ("NREF" or the "Company") is a publicly traded mortgage REIT, with its shares of common stock and 8.50% Series A Cumulative Redeemable Preferred Stock listed on the New York Stock Exchange. The Company concentrates on investments in real estate sectors where senior management has operating expertise, including multifamily, single-family rental ("SFR"), self-storage, life science, hospitality, and office sectors in the top 50 metropolitan statistical areas. The Company targets lending or investing in stabilized properties or properties with "light-transitional" business plans.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

25.5%
DISCOUNT TO BOOK[1]

15.0%
IMPLIED DIVIDEND YIELD[2]

11.7%
INSIDER OWNERSHIP[3]

NREF Total Return vs Peers[4]



80.0%
60.0%
40.0%
20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-100.0%
NREF
ABR
BXMT
KREF
NYMT
STWD
TRTX
Feb-20
Mar-20
Apr-20
May-20
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Jan-21
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Aug-21
Sep-21
Oct-21
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Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
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Jan-23
Feb-23
Mar-23
Apr-23
May-23
Jun-23
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Dec-23
Jan-24
Feb-24

1. BASED ON FEBRUARY 28, 2024, BOOK VALUE INCLUDING REDEEMABLE NON CONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY IN THIS PRESENTATION AND THE SHARE PRICE AS OF CLOSE OF TRADING FEBRUARY 28, 2024
2. IMPLIED DIVIDEND YIELD IS CALCULATED USING THE 4Q DIVIDEND OF $0.50 PER COMMON SHARE, AND DOES NOT GIVE EFFECT TO THE SPECIAL DIVIDEND, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON FEBRUARY 28, 2024
3. INCLUDES NON CONTROLLING INTERESTS. EXCLUDES OWNERSHIP BY FUNDS ADVISED OR MANAGED BY AFFILIATES OF OUR ADVISER EXCEPT TO THE EXTENT OF OUR MANAGEMENT'S PECUNIARY INTEREST THEREIN AS OF THE CLOSE OF TRADING FEBRUARY 28, 2024
4. BLOOMBERG. TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING FEBRUARY 28, 2024

4Q 2023 Highlights

FINANCIAL

$17.9MM
NET INCOME IN 4Q 2023
Net income attributable to common stockholders of $13.6MM or $0.74 per diluted common share

$11.8MM
4Q 2023 CASH AVAILABLE FOR DISTRIBUTION
$0.51 per diluted common share[1]

$399.3MM
BOOK VALUE
$17.93 per common share, including redeemable non-controlling interests in the Operating Partnership and excluding Series A and Series B Preferred Stock

4Q 2023 Dividend
PAID ON DECEMBER 29, 2023
Paid a 4Q 2023 dividend of $0.50 per common share on December 29, 2023

PORTFOLIO

$1.6B
OUTSTANDING TOTAL PORTFOLIO
Composed of 87 investments[2]

$29.5MM
SENIOR LOAN REDEMPTIONS
Redeemed $29.5MM of senior loans and recognized $0.5MM in aggregate prepayment penalties

$3.5MM
PREFERRED EQUITY REDEMPTIONS
Redeemed $3.5MM of preferred equity investments

$31.8MM
PREFERRED EQUITY INVESTMENTS
Purchased $31.8MM of preferred equity investments with an all-in blended yield of 11.5%

CAPITALIZATION

1.84X
DEBT TO BOOK VALUE RATIO
As of January 31, 2024

5.2 Years
WEIGHTED AVERAGE REMAINING TERM[4]

$303.5MM
OUTSTANDING REPO FINANCING
Equates to 63.07% advance rate on our CMBS B-Piece, IO Strips, MSCR Notes and mortgage-backed security Portfolio[3]

1. CASH AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS. SEE "RECONCILIATIONS" SLIDE
2. AS OF DECEMBER 31, 2023, AND CMBS B PIECES REFLECTED ON AN UNCONSOLIDATED BASIS
3. BASED ON ACTUAL COLLATERAL POSTED
4. AS OF DECEMBER 31, 2023, AND EXCLUDING THE COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

4Q 2023 Earnings And Book Value


Book Value Per Common Share Growth
$21.59
(4.2)%
$20.68
(3.1)%
$20.03
(2.2)%
$19.59
(1.8)%
$19.24
(7.4)%
$17.81
0.7%
$17.93
2Q 2022
3Q 2022
4Q 2022
1Q 2023
2Q 2022
3Q 2023
4Q 2023

Earnings and Book Value

- Net interest income of $3.8MM, a decrease of 26.3% compared to 3Q 2023
- Net income of $17.9MM, with net income attributable to common stockholders of $13.6MM, or $0.73 per diluted common share; compared to a net loss of $(17.1)MM, with net loss attributable to common stockholders of $(15.6)MM, or $(0.90) per diluted common share in 3Q 2023
- Earnings available for distribution of $10.1MM, or $0.44 per diluted common share; compared to $0.43 per diluted common share in 3Q 2023
- BV per diluted common share including redeemable NCI in the Operating Partnership increased 0.7% to $17.93/share, compared to $17.81/share at the end of 3Q 2023


$17.81
$0.17
$0.93
$(0.29)
$(0.69)
$17.93
3Q 2023 BV
Net Int Income
Other Income
Operating Exp
Dividend
4Q 2023 BV

Net Income, EAD and CAD

Net Income (Loss) and EAD per Diluted Share



182.2%
(3.8)%
(14.0)%
2.3%
(10.8)%
$0.74
$0.52
$0.50
$0.43
$0.44
$0.37
$0.33
$(0.50)
$(0.45)
$(0.90)
(372.7)%
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024 Est.
Net Income (Loss)/Share
EAD/Share

EAD and CAD per Diluted Share



(3.6)%
(11.3)%
8.5%
$0.52
$0.55
$0.50
$0.53
$0.43
$0.47
$0.44
$0.51
$0.58
$(0.45)
1Q2023
2Q2023
3Q2023
4Q2023
1Q2024 Est.
EAD/Share
CAD/Share

NET INCOME, EAD, CAD AND GUIDANCE

NET INCOME/EAD/CAD

- Net income (loss) per diluted common share for 4Q 2023 is $0.74, compared to net loss of $(0.90) per diluted common share reported in 3Q 2023
- 4Q 2023 EAD per diluted common share is $0.44, an increase of 2.3% compared to 3Q 2023 reported EAD per diluted common share
- 4Q 2023 CAD per diluted common share is $0.51, an increase of 8.5% compared to 3Q 2023 reported CAD per diluted common share

GUIDANCE

- 1Q 2024 EAD per diluted common share guidance is $(0.45)[1] at the mid-point
- 1Q 2024 CAD per diluted common share guidance is $0.58[1] at the mid-point

1. NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 1Q 2024 IS ESTIMATED TO BE BETWEEN $(11.7)MM AND $(9.6)MM. SEE "RECONCILIATIONS" SLIDES. NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS, EPS AND EAD INCLUDE $29.5 MILLION RELATED TO ACCELERATED AMORTIZATION OF THE PREMIUM ASSOCIATED WITH THE PREPAYMENT ON A SENIOR LOAN IN THE FIRST QUARTER OF 2024

Dividend and Coverage

Dividend and Net Income/EAD/CAD Coverage

4Q 2023 DIVIDEND:

- 4Q dividend of $0.50 per common share was paid December 29, 2023
- 4Q 2023 Net Income dividend coverage is 1.48x
- 4Q 2023 EAD dividend coverage is 0.88x
- 4Q 2023 CAD dividend coverage is 1.02x

1Q 2024 DIVIDEND:

- 1Q 2024 dividend of $0.50 per common share declared by the Board of Directors to be paid on March 28, 2024
- 1Q 2024 estimated Net Income dividend coverage of (1.00x)[1]
- 1Q 2024 estimated EAD dividend coverage of (0.90x)[1]
- 1Q 2024 estimated CAD dividend coverage of 1.16x[1]

SPECIAL DIVIDEND:

- $12.5MM of undistributed earnings distributed throughout 2023
- $0.74 per share for the year
- $0.185/share per quarter throughout 2023 which were paid for Q1 2023, Q2 2023, Q3 2023, and Q4 2023 on March 31, 2023, June 30, 2023, September 29, 2023, and December 29, 2023, respectively

Dividend and Net Income/EAD/CAD Coverage

	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024 Est.
Dividend/Share	$ 0.50	$ 0.50	$ 0.50	$ 0.50	$ 0.50
Net Income (Loss)/Share	$ 0.37	$ 0.33	$ (0.90)	$ 0.74	$ (0.50)
Net Income Coverage	0.74x	0.66x	(1.80x)	1.48x	(1.00x)
EAD/Share	$ 0.52	$ 0.50	$ 0.43	$ 0.44	$ (0.45)
EAD Coverage	1.04x	1.00x	0.86x	0.88x	(0.90x)
CAD/Share	$ 0.55	$ 0.53	$ 0.47	$ 0.51	$ 0.58
CAD Coverage	1.10x	1.06x	0.94x	1.02x	1.16x

1. NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 1Q 2024 IS ESTIMATED TO BE BETWEEN $(11.7)MM AND $(9.6)MM. SEE "RECONCILIATIONS" SLIDES.

Portfolio Commentary

Defensive Portfolio Characteristics

The current portfolio consists of senior loans, CMBS B-Pieces, CMBS I/O Strips, mezzanine debt, preferred equity, MSCR notes, mortgage backed securities, multifamily properties and common stock investments in short-duration lease-term assets (multifamily, SFR, self-storage, life sciences) that are geographically diverse in the United States. The portfolio has minimal exposure to construction loans, no heavy transitional loans, and no for-sale loans. As of February 28, 2024, there are no loans currently in forbearance in our portfolio.

MULTIFAMILY

- Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
- Aggregate losses in Freddie Mac's origination history have averaged 2 bps per year dating back to 2009[1]
- Since 2009 and through December 2023, there have been $55.2MM in aggregate losses on $557.5B of combined issuance[2]

SINGLE-FAMILY RENTAL

- Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
- Current portfolio of SFR loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 4.5 years of average weighted term to maturity, and a 245 bps interest rate spread[3]
- Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

SELF-STORAGE

- Storage fundamentals have weakened as rates have increased causing slowdown in the housing market, which is traditionally a large demand driver for storage. However, historically, self-storage has outperformed other real estate asset types during economic downturns

LIFE SCIENCES

- Secular demand growth can be reliably estimated by looking into past performance over the last 10-15 years
- Increases in technology, spending and medical talent have created strong demand for real estate that meets unique and specific requirements

5.2
YEARS AVERAGE REMAINING TERM[4]

89.9%
OF PORTFOLIO STABILIZED[4]

68.8%
WEIGHTED AVG LOAN TO VALUE[4]

1.72x
WEIGHTED AVG DSCR[4]

1. FREDDIE MAC; 4Q 2023
2. FREDDIE MAC; DECEMBER 2023
3. AS OF DECEMBER 31, 2023
4. AS OF DECEMBER 31, 2023, AND EXCLUDING THE COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MUlTFAMILY PROPERTIES

Portfolio Commentary[1]


MN
5%
MD
4%
3%
NC
CA
7%
TX
15%
GA
20%
FL
17%
LESS THAN 2.5% OF TOTAL OUTSTANDING PRINCIPAL BALANCE

Geographic and Asset Type Exposure[1]


Life Sciences & Specialty Manufacturing 5.2%
Self-Storage 1.5%
$1.6B
CURRENT PRINCIPAL[1]
SFR 46.0%
Multifamily 47.2%


Preferred 12.5%
Mortgage Backed Security 2.6%
Senior Loan 41.4%
Mezzanine 8.5%
68.8%
WEIGHTED AVG LTV[1]
IO Strip 3.5%
CMBS B-Piece 30.8%
MSCR Note 0.7%

1. AS OF DECEMBER 31, 2023, AND EXCLUDING COMMON STOCK INVESTMENTS, PREFERRED STOCK INVESTMENT AND THE HUDSON MONTFORD AND ALEXANDER AT THE DISTRICT MULTIFAMILY PROPERTIES

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior loan	Various	SFR	2/11/2020	$ 508,700	$ 68,452	4.7 %	4.7	68.1 %	
2	Senior loan	Various	SFR	2/11/2020	9,316	1,374	5.4 %	4.1	36.9 %	
3	Senior loan	Various	SFR	2/11/2020	10,015	1,345	5.3 %	4.7	69.0 %	
4	Senior loan	Various	SFR	2/11/2020	5,361	720	5.2 %	4.8	66.2 %	
5	Senior loan	Various	SFR	2/11/2020	34,967	4,331	4.7 %	1.8	63.2 %	
6	Senior loan	Various	SFR	2/11/2020	9,473	1,254	6.1 %	4.8	63.2 %	
7	Senior loan	Various	SFR	2/11/2020	36,164	4,649	5.6 %	4.8	71.2 %	
8	Senior loan	Various	SFR	2/11/2020	5,645	751	6.0 %	4.9	52.8 %	
9	Senior loan	Various	SFR	2/11/2020	8,641	1,199	5.9 %	5.0	68.0 %	
10	Senior loan	Various	SFR	2/11/2020	6,473	911	5.5 %	5.2	68.6 %	
11	Senior loan	Various	SFR	2/11/2020	10,523	1,430	4.7 %	2.2	54.2 %	
	Total SFR				**645,278**	**86,416**	**4.8 %**	**4.5**	**66.0 %**	
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$ 21,024 (5)	$ 6,611	9.8 %	2.2	62.4 %	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	28,581 (5)	9,585	10.6 %	2.9	58.3 %	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999 (5)	26,582	3.5 %	6.2	64.6 %	
4	CMBS B-Piece	Various	Multifamily	7/30/2020	16,349 (5)	5,536	14.4 %	3.5	63.3 %	
5	CMBS B-Piece	Various	Multifamily	8/6/2020	108,643 (5)	21,877	— %	6.5	69.3 %	
6	CMBS B-Piece	Various	Multifamily	4/20/2021	25,751 (5)	6,435	11.6 %	7.2	69.2 %	
7	CMBS B-Piece	Various	Multifamily	6/30/2021	108,305 (5)	27,358	— %	3.0	70.8 %	
8	CMBS B-Piece	Various	Multifamily	5/2/2022	32,556 (5)	10,708	4.4 %	14.9	60.0 %	
9	CMBS B-Piece	Various	Multifamily	7/28/2022	63,397 (5)	21,945	10.6 %	5.6	60.7 %	
	Total CMBS B-Piece				486,605	**136,637**	**4.4 %**	**5.6**	**65.9 %**	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS I/O Strip	Various	Multifamily	5/18/2020	$ 17,590 (6)	$ 504	2.0 %	22.8	68.7 %	
2	CMBS I/O Strip	Various	Multifamily	8/6/2020	108,643 (6)	5,538	3.0 %	6.5	69.3 %	
3	CMBS I/O Strip	Various	Multifamily	4/28/2021	64,550 (6)	1,382	1.6 %	6.1	64.6 %	
4	CMBS I/O Strip	Various	Multifamily	5/27/2021	20,000 (6)	1,172	3.4 %	6.4	68.1 %	
5	CMBS I/O Strip	Various	Multifamily	6/7/2021	4,266 (6)	122	2.3 %	4.9	64.4 %	
6	CMBS I/O Strip	Various	Multifamily	6/11/2021	104,471 (6)	1,335	1.2 %	5.4	65.4 %	
7	CMBS I/O Strip	Various	Multifamily	6/24/2021	25,387 (6)	296	1.2 %	6.4	61.8 %	
8	CMBS I/O Strip	Various	Multifamily	8/10/2021	25,000 (6)	721	1.9 %	6.3	70.8 %	
9	CMBS I/O Strip	Various	Multifamily	8/11/2021	6,942 (6)	421	3.1 %	7.6	65.6 %	
10	CMBS I/O Strip	Various	Multifamily	8/24/2021	1,625 (6)	70	2.6 %	7.1	61.3 %	
11	CMBS I/O Strip	Various	Multifamily	9/1/2021	34,625 (6)	1,015	1.9 %	6.5	64.1 %	
12	CMBS I/O Strip	Various	Multifamily	9/11/2021	20,902 (6)	1,113	3.0 %	7.7	62.3 %	
	Total CMBS IO Strip				**434,001**	**13,689**	**2.1 %**	**6.9**	**66.8 %**	
1	Mezzanine	Houston, TX	Multifamily	6/12/2020	$ 7,500	$ 7,500	11.0 %	1.5	79.3 %	
2	Mezzanine	Wilmington, DE	Multifamily	10/20/2020	5,470	2,249	7.5 %	5.3	89.4 %	
3	Mezzanine	White Marsh, MD	Multifamily	10/20/2020	10,380	4,294	7.4 %	7.5	84.9 %	
4	Mezzanine	Philadelphia, PA	Multifamily	10/20/2020	14,253	5,879	7.6 %	5.4	84.8 %	
5	Mezzanine	Daytona Beach, FL	Multifamily	10/20/2020	3,700	1,518	7.8 %	4.8	84.3 %	
6	Mezzanine	Laurel, MD	Multifamily	10/20/2020	12,000	4,963	7.7 %	7.3	80.3 %	
7	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	3,000	1,241	7.3 %	7.6	71.0 %	
8	Mezzanine	Temple Hills, MD	Multifamily	10/20/2020	1,500	621	7.2 %	7.6	81.1 %	
9	Mezzanine	Lakewood, NJ	Multifamily	10/20/2020	5,540	2,277	7.3 %	5.3	89.3 %	
10	Mezzanine	Rosedale, MD	Multifamily	10/20/2020	6,829	2,804	7.5 %	5.0	83.8 %	
11	Mezzanine	North Aurora, IL	Multifamily	10/20/2020	3,620	1,498	7.4 %	7.5	81.5 %	
12	Mezzanine	Cockeysville, MD	Multifamily	10/20/2020	9,610	3,976	7.4 %	7.5	83.3 %	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
13	Mezzanine	Laurel, MD	Multifamily	10/20/2020	$ 7,390	$ 3,057	7.4 %	7.5	80.3 %	
14	Mezzanine	Tyler, TX	Multifamily	10/20/2020	2,135	876	7.7 %	4.8	83.1 %	
15	Mezzanine	Las Vegas, NV	Multifamily	10/20/2020	1,190	489	7.7 %	5.2	81.6 %	
16	Mezzanine	Atlanta, GA	Multifamily	10/20/2020	3,310	1,361	6.9 %	5.5	83.1 %	
17	Mezzanine	Des Moines, IA	Multifamily	10/20/2020	2,880	1,182	7.9 %	4.8	78.6 %	
18	Mezzanine	Urbandale, IA	Multifamily	10/20/2020	4,010	1,646	7.9 %	4.8	75.5 %	
19	Mezzanine	Irving, TX	Multifamily	11/18/2021	12,600	12,506	16.3 %	4.9	92.8 %	
20	Mezzanine	Rogers, AR	Multifamily	12/29/2021	7,760	7,749	16.3 %	1.0	86.6 %	
21	Mezzanine	Rogers, AR	Multifamily	6/9/2022	4,500	4,477	16.0 %	1.4	95.2 %	
22	Mezzanine	Kirkland, WA	Multifamily	10/5/2022	4,030	3,998	16.0 %	4.0	73.7 %	
	Total Mezzanine				**133,207**	**76,161**	**9.6 %**	**5.4**	**84.3 %**	
1	Preferred Equity	Houston, TX	Multifamily	5/29/2020	$ 11,698	$ 11,698	11.0 %	6.3	87.4 %	
2	Preferred Equity	Holly Springs, NC	Life Science	9/29/2021	9,505	9,492	10.0 %	0.7	N/A	
3	Preferred Equity	Las Vegas, NV	Multifamily	12/28/2021	11,377	11,377	10.5 %	8.2	52.0 %	
4	Preferred Equity	Vacaville, CA	Life Science	1/14/2022	23,956	23,955	10.0 %	0.7	N/A	
5	Preferred Equity	Beaumont, TX	Self-Storage	4/7/2022	4,000	3,967	15.3 %	6.7	67.0 %	
6	Preferred Equity	Temple, TX	Self-Storage	6/8/2022	4,000	3,967	14.6 %	6.7	73.0 %	
7	Preferred Equity	Medley, FL	Self-Storage	7/1/2022	9,000	8,935	11.0 %	3.5	81.8 %	
8	Preferred Equity	Plano, TX	Multifamily	8/10/2022	8,500	8,450	16.1 %	1.7	78.2 %	
9	Preferred Equity	Fort Worth, TX	Multifamily	9/30/2022	9,000	8,943	15.0 %	1.8	96.2 %	
10	Preferred Equity	Woodbury, MN	Life Science	10/19/2022	19,908	19,923	10.0 %	0.7	85.3 %	
11	Preferred Equity	Forney, TX	Multifamily	2/10/2023	28,685	28,562	11.0 %	1.1	N/A	
12	Preferred Equity	Richmond, VA	Multifamily	2/24/2023	20,464	20,373	11.0 %	1.1	N/A	
13	Preferred Equity	Temecula, CA	Life Science	4/6/2023	23,957	23,971	17.5 %	0.7	N/A	

Portfolio

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
14	Preferred Equity	Phoenix, AZ	Single-family	5/16/2023	$ 7,150	$ 7,083	13.5 %	3.3	N/A	
15	Preferred Equity	Houston, TX	Life Science	5/17/2023	4,192	4,151	13.0 %	3.0	N/A	
	Total Preferred Equity				**195,392**	**194,847**	**12.2 %**	**2.2**	**79.2 %**	
1	MSCR Note	Various	Multifamily	5/25/2022	$ 4,000	$ 2,020	14.8 %	28.4	61.2 %	
2	MSCR Note	Various	Multifamily	5/25/2022	5,000	2,248	11.8 %	28.4	61.2 %	
3	MSCR Note	Various	Multifamily	9/23/2022	1,500	676	12.2 %	27.9	61.5 %	
	Total MSCR Note				**10,500**	**4,944**	**13.0 %**	28.3	**61.2 %**	
1	Mortgage Backed Securities	Various	Single-family	6/1/2022	$ 10,074	$ 3,410	4.9 %	1.9	92.0 %	
2	Mortgage Backed Securities	Various	Single-family	6/1/2022	10,419	3,524	8.6 %	2.3	94.5 %	
3	Mortgage Backed Securities	Various	Single-family	7/28/2022	575	275	6.2 %	3.8	95.0 %	
4	Mortgage Backed Securities	Various	Single-family	7/28/2022	1,057	361	3.6 %	4.5	93.5 %	
5	Mortgage Backed Securities	Various	Multifamily	9/12/2022	3,927	1,325	11.6 %	7.1	73.4 %	
6	Mortgage Backed Securities	Various	Self-Storage	9/29/2022	8,000	7,960	11.1 %	3.7	65.8 %	
7	Mortgage Backed Securities	Various	Multifamily	3/10/2023	5,747	1,987	13.9 %	1.2	68.2 %	
	Total Mortgage-Backed Security				**39,799**	**18,842**	**9.1 %**	**2.9**	**82.2 %**	
1	Common Stock	N/A	Self-Storage	11/6/2020	N/A	$ 33,129	N/A	N/A	N/A	
2	Common Stock	N/A	Ground Lease	4/14/2022	N/A	28,400	N/A	N/A	N/A	
3	Common Equity	Forney, TX	Multifamily	2/10/2023	N/A	—	N/A	N/A	N/A	
4	Common Equity	Richmond, VA	Multifamily	2/24/2023	N/A	—	N/A	N/A	N/A	
5	Common Equity	Atlanta, GA	Multifamily	9/8/2023	N/A	—	N/A	N/A	N/A	
	Total Common Stock				**N/A**	**61,529**	**N/A**	**N/A**	**N/A**	
1	Real Estate	Charlotte, NC	Multifamily	12/31/2021 (7)	N/A	25,989	N/A	N/A	N/A	
2	Real Estate	Atlanta, GA	Multifamily	10/10/2023 (8)	N/A	4,905	N/A	N/A	N/A	
	Total Real Estate				**N/A**	**30,894**	**N/A**	**N/A**	**N/A**	
1	Preferred Stock	Various	Life Science	11/9/2023	N/A	$ 14,776	10.5 %	5.0	N/A	
	Portfolio Total				**$ 1,944,782**	**$ 639,056**	**5.5 %**	**5.2**	**68.8 %**	**1.72x**

Portfolio

1. Our total portfolio represents the current principal amount of the consolidated SFR Loans, CMBS I/O Strips, mezzanine loans, preferred equity, multifamily property, MSCR Notes and mortgage-backed securities as well as the net equity of our CMBS B-Piece investments.
2. Net equity represents the carrying value less borrowings collateralized by the investment.
3. The weighted average coupon is weighted on the current principal balance.
4. The weighted-average life is weighted on current principal balance and assumes no prepayments. The maturity date for preferred equity investments represents the maturity date of the senior mortgage, as the preferred equity investments require repayment upon the sale or refinancing of the asset.
5. The CMBS B-Pieces are shown on an unconsolidated basis reflecting the value of our investments.
6. The number shown represents the notional value on which interest is calculated for the CMBS I/O Strips. CMBS I/O Strips receive no principal payments and the notional value decreases as the underlying loans are paid off.
7. Real Estate is a 204-unit multifamily property.
8. Real Estate is a 280-unit multifamily property.

Financials

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Income Statement

For the three months ended		December 31, 2023		September 30, 2023
Interest income	$	16,884	$	18,014
Interest expense		(13,057)		(13,197)
Net interest income		3,827		4,817
Other income (loss)		20,508		(15,535)
Total operating expenses		6,400		(6,332)
Net income (loss)		**17,935**		**(17,050)**
Net (income) loss attributable to series A preferred shareholders		(874)		—
Net (income) loss attributable to series B preferred shareholders		(80)		(874)
Net (income) loss attributable to redeemable noncontrolling interests		(3,346)		—
Net (income) loss attributable to redeemable noncontrolling interests in subsidiaries		—		2,374
Net income (loss) attributable to common stockholders	$	**13,635**	$	**(15,550)**
Weighted average common shares outstanding, diluted		23,155		23,086
Net income (loss) per share, diluted	$	**0.74**	$	**(0.90)**

Book Value

		December 31, 2023		December 31, 2022
Common stockholders' equity	$	309,832	$	346,474
Redeemable noncontrolling interests in the OP		89,471		96,501
Total equity	$	**399,303**	$	**442,975**
Redeemable OP units		5,038		5,038
Common shares outstanding		17,232		17,080
Combined book value per share	$	**17.93**	$	**20.03**

Balance Sheet

		December 31, 2023		December 31, 2022
Cash and cash equivalents	$	13,824	$	20,048
Restricted cash		2,825		299
Real estate investments, net		126,551		245,222
Loans, held for investment, net		328,460		256,147
Common stock investments, at fair value		61,529		78,264
Mortgage loans, held for investment, net		676,420		726,531
Preferred stock investments, at fair value		14,776		—
Accrued interest and dividends		22,033		15,665
Mortgage loans held in variable interest entities, at fair value		5,677,763		6,720,246
CMBS structured pass through certificates, at fair value		41,212		46,876
MSCR notes, at fair value		10,378		10,313
Mortgage-backed securities		38,270		32,328
Accounts receivable and other Assets		4,312		2,197
Total Assets	$	**7,018,353**	$	**8,154,136**
Secured financing agreements, net	$	649,558	$	687,885
Master repurchase agreements		303,514		331,020
Unsecured notes, net		219,483		204,960
Mortgages payable, net		95,657		121,236
Accounts payable and other accrued liabilities		6,428		6,231
Accrued interest payable		8,209		7,986
Bonds payable held in variable interest entities, at fair value		5,289,997		6,249,804
Total Liabilities		**6,572,846**		**7,609,122**
Redeemable Series B Preferred Stock		8,599		—
Redeemable NCI in the Operating Partnership		89,471		96,501
Total Stockholders Equity		347,437		448,513
Total Liabilities and Stockholders' Equity	$	**7,018,353**	$	**8,154,136**

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of 1Q 2024 Net Income to EAD

		Low		Mid		High
For the three months ended		Mar. 31, 2024		Mar. 31, 2024		Mar. 31, 2024
Net income (loss) attributable to common stockholders[2]	$	(11,656)	$	(10,619)	$	(9,581)
Net income (loss) attributable to redeemable noncontrolling interests		(2,002)		(1,802)		(1,602)
Adjustments:						
Amortization of stock based compensation		1,284		1,284		1,284
EAD	$	**(12,374)**	$	**(11,137)**	$	**(9,899)**
Weighted average common shares outstanding, basic		18,163		18,163		18,163
Weighted average common shares outstanding, diluted[1]		24,748		24,748		24,748
EPS per diluted weighted average share[2]	$	**(0.55)**	$	**(0.50)**	$	**(0.45)**
EAD per diluted weighted average share[2]	$	**(0.50)**	$	**(0.45)**	$	**(0.40)**
Announced 1Q dividend	$	0.50	$	0.50		0.50
Estimated 1Q Net income dividend coverage ratio		(1.10)x		(1.00)x		(0.90)x
Estimated 1Q EAD dividend coverage ratio		**(1.00) x**		**(0.90)x**		**(0.80)x**

Reconciliation of 1Q 2024 EAD to CAD

		Low		Mid		High
For the three months ended		Mar. 31, 2024		Mar. 31, 2024		Mar. 31, 2024
EAD	$	(12,374)	$	(11,137)	$	(9,899)
Adjustments:						
Amortization of premiums		29,450		29,450		29,450
Accretion of discounts		(5,075)		(5,075)		(5,075)
Amortization and depreciation		1,035		1,035		1,035
CAD	$	**13,036**	$	**14,273**	$	**15,511**
Weighted average common shares outstanding, basic		18,163		18,163		18,163
Weighted average common shares outstanding, diluted[1]		24,748		24,748		24,748
EPS per diluted weighted average share[2]	$	**(0.55)**	$	**(0.50)**	$	**(0.45)**
CAD per diluted weighted average share	$	**0.53**	$	**0.58**	$	**0.63**
Announced 1Q dividend	$	0.50	$	0.50	$	0.50
Estimated 1Q Net income dividend coverage ratio		**(1.10)x**		**(1.00) x**		**(0.90)x**
Estimated 1Q CAD dividend coverage ratio		1.06x		1.16x		1.26x

1. WEIGHTED AVERAGE DILUTED SHARES ASSUMED VESTING OF ALL OUTSTANDING RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS
2. NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS, EPS AND EAD INCLUDE $29.5 MILLION RELATED TO ACCELERATED AMORTIZATION OF THE PREMIUM ASSOCIATED WITH THE PREPAYMENT ON A SENIOR LOAN IN THE FIRST QUARTER OF 2024

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Net Income (Loss) to Earnings Available for Distribution

	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022
Net income (loss) attributable to common stockholders	$ 13,635	$ (15,550)	$ 5,747	$ 6,567	$ (3,733)	$ (9,289)	$ 3,850	$ 12,406
Net income (loss) attributable to redeemable noncontrolling interests	3,346	(2,374)	1,856	1,937	(111)	(1,889)	2,186	4,783
Adjustments:								
Amortization of stock based compensation	1,017	1,285	1,262	847	872	870	871	673
Provision for (reversal of) credit losses, net	(1,937)	6,276	(6)	(34)	-	-	-	-
Equity in (income) losses of equity method investments[1]	—	1,675	889	-	-	-	-	-
Unrealized (gains) or losses	(5,960)	18,508	1,708	2,564	12,563	19,473	4,184	8,545
Earnings Available for Distribution	$ 10,101	$ 9,820	$ 11,456	$ 11,881	$ 9,591	$ 9,165	$ 11,091	$ 26,407
Weighted average common shares outstanding, basic	17,232	17,232	17,213	17,118	15,163	14,962	14,748	13,696
Weighted average common shares outstanding, diluted[2]	23,155	23,086	23,080	22,678	22,696	22,678	22,494	22,030
EPS per diluted weighted average share[2]	$ 0.74	$ (0.90)	$ 0.33	$ 0.37	$ (0.17)	$ (0.49)	$ 0.26	$ 0.78
EAD per diluted weighted average share[2]	$ 0.44	$ 0.43	$ 0.50	$ 0.52	$ 0.42	$ 0.40	$ 0.49	$ 1.20
Dividend per common share	$0.500	$0.500	$0.500	$0.500	$0.500	$0.500	$0.500	$0.500
Net income dividend coverage ratio	1.48x	(1.80)x	0.66x	0.74x	(0.34)x	(0.98)x	0.52x	1.56x
EAD dividend coverage ratio	0.88x	0.86x	1.00x	1.04x	0.84x	0.80x	0.98x	2.40x

1. STARTING IN Q3 2023, THE COMPANY HAS ADJUSTED EAD TO REMOVE THE (INCOME)/LOSSES FROM EQUITY METHOD INVESTMENTS AS THEY REPRESENT CHANGES IN THE EQUITY VALUE OF OUR INVESTMENT RATHER THAN DISTRIBUTABLE EARNINGS. THE COMPANY WILL INCLUDE INCOME FROM EQUITY METHOD INVESTMENTS TO THE EXTENT THAT WE RECEIVE CASH DISTRIBUTIONS AND UPON REALIZING GAINS AND/OR LOSSES. THE RECONCILIATION ABOVE FOR Q2 2023 HAS ALSO BEEN ADJUSTED TO REFLECT THIS CHANGE.
2. WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS

Reconciliations

$s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

Reconciliation of Earnings Available for Distribution to CAD

	4Q 2023	3Q 2023	2Q 2023	1Q 2023	4Q 2022	3Q 2022	2Q 2022	1Q 2022
Earnings Available for Distribution	$ 10,101	$ 9,820	$ 11,546	$ 11,881	$ 9,591	$ 9,165	$ 11,091	$ 26,407
Adjustments:								
Amortization of premiums	4,432	3,530	3,806	3,531	3,663	3,425	3,854	9,900
Accretion of discounts	(3,767)	(3,038)	(3.572)	(3,500)	(3,521)	(3,517)	(3,244)	(3,030)
Amortization and depreciation	1,035	476	478	476	460	545	946	944
Amortization of deferred financing costs	(41)	(26)	11	11	12	12	12	12
Cash Available for Distribution	**$ 11,760**	**$ 10,762**	**$ 12,179**	**$ 12,399**	**$ 10,203**	**$ 9,630**	**$ 12,659**	**$ 34,233**
Weighted average common shares outstanding, basic	17,232	17,232	17,213	17,118	15,163	14,962	14,748	13,696
Weighted average common shares outstanding, diluted[1]	23,155	23,086	23,080	22,678	22,696	22,678	22,494	22,030
EPS per diluted weighted average share[1]	**$ 0.74**	**$ (0.90)**	**$ 0.33**	**$ 0.37**	**$ (0.17)**	**$ (0.49)**	**$ 0.26**	**$ 0.78**
CAD per diluted weighted average share[1]	**$ 0.51**	**$ 0.47**	**$ 0.53**	**$ 0.55**	**$ 0.45**	**$ 0.42**	**$ 0.56**	**$ 1.55**
Dividend per common share	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.500**	**$0.500**
Net income dividend coverage ratio	**1.48x**	**(1.80)x**	**0.66x**	**0.74x**	**(0.34)x**	**(0.98)x**	**0.52x**	**1.56x**
CAD dividend coverage ratio	**1.02x**	**0.94x**	**1.06x**	**1.10x**	**0.90x**	**0.84x**	**1.12x**	**3.10x**

1. WEIGHTED AVERAGE DILUTED SHARES ASSUMES VESTING OF ALL OUTSTANDING UNVESTED RESTRICTED STOCK UNITS AND CONVERSION OF ALL REDEEMABLE NON CONTROLLING INTERESTS